SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

Global System Dynamics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40707	86-1458374
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

815 Walker Street, Ste. 1155 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

____________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	GSDWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	GSD	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	GSDWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On December 14, 2022, Global System Dynamics, Inc. (“GSD”) entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”) with Zilla Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of GSD (the “Merger Sub”) and DarkPulse, Inc., a Delaware corporation (the “Company”).

The BCA and the transactions contemplated thereby were approved by the board of directors of each of the Company, GSD, and the Merger Sub.

The Business Combination

The BCA provides, among other things, that Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger and, after giving effect to such merger, the Company shall be a wholly-owned subsidiary of GSD (the “Merger”). GSD will continue to be named “Global System Dynamics, Inc.” and the combined entity will trade under the symbol “DARK.” The Merger and the other transactions contemplated by the BCA are hereinafter referred to as the “Business Combination”. Other capitalized terms used, but not defined, herein, shall have the respective meanings given to such terms in the BCA.

In accordance with the terms and subject to the conditions of the BCA, at the Effective Time, among other things: (i) each GSD Class A Share and each GSD Class B Share that is issued and outstanding immediately prior to the Merger will become one share of common stock, par value $0.0001 per share, of GSD; (ii) by virtue of the Merger and without any action on the part of any Party or any other Person, each Company Share (other than the Company Shares cancelled and extinguished pursuant to Section 2.1(a)(viii) of the BCA) issued and outstanding as of immediately prior to the Effective Time shall be automatically canceled and extinguished and converted into the right to receive that number of GSD Class A Shares equal to the Merger Consideration; provided, however, that any Company Shares that are Restricted Shares shall be converted into restricted GSD Class A Shares, subject to the same vesting, transfer and other restrictions as the applicable Restricted Shares; (iii) by virtue of the Merger and without any action on the part of any Party or any other Person, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and converted into one share of common stock, par value $0.0001, of the Company; (vi) Dennis O’Leary, Joseph Catalino, George Pappas, Geoff Mullins, Wayne Bale and John Bartrum shall become the directors of GSD, Dennis O’Leary shall become the Chief Executive Officer of GSD and of the Surviving Company, and J. Richard Iler shall become the Chief Financial Officer of GSD, each to hold office in accordance with the Governing Documents of GSD until such director’s or officer’s successor is duly elected or appointed and qualified, or until the earlier of their death, resignation or removal; (v) by virtue of the Merger and without any action on the part of any Party or any other Person, each Company Share held immediately prior to the Effective Time by the Company as treasury stock shall be automatically canceled and extinguished, and no consideration shall be paid with respect thereto.

The Business Combination is expected to close in the first calendar quarter of 2023, following the receipt of the required approval by the stockholders of the Company and GSD, approval by the Nasdaq Stock Market (“Nasdaq”) of GSD’s initial listing application filed in connection with the Business Combination, and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The parties to the BCA have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the BCA agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of the Company and its subsidiaries during the period between execution of the BCA and the Closing. Each of the parties to the BCA has agreed to use its reasonable best efforts to cause all actions and things necessary to consummate and expeditiously implement the Business Combination.

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Conditions to Each Party’s Obligations

Under the BCA, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder relating to the Business Combination having expired or been terminated and any other required regulatory approvals applicable to the transactions contemplated by the BCA having been obtained and remaining in full force and effect; (ii) all the Company Preferred Stock being converted to Company Common Stock prior to the Effective Time; (iii) no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Business Combination being in effect; (iv) the registration statement on Form S-4 containing the joint proxy statement/prospectus to be filed by the Company relating to the BCA and the Merger (the “Registration Statement”) becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order being issued by Securities and Exchange Commission (the “SEC”) and remaining in effect with respect to the Registration Statement, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending; (v) GSD’s initial listing application with Nasdaq in connection with the Business Combination having been approved; (vi) GSD’s Board consisting of the number of directors, and comprising the individuals, determined pursuant to the BCA; (vii) the approval and adoption of the BCA and the transactions contemplated thereby by the requisite vote of the Company’s stockholders (the “Required Company Stockholder Consent”); (viii) the approval and adoption of the BCA and the transactions contemplated thereby by the requisite vote of GSD’s stockholders; (ix) after giving effect to the transactions contemplated (including the PIPE Financing), GSD having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after the Effective Time; (x) the absence of a Company Material Adverse Effect since the date of the BCA that is continuing, and (xi) the absence of a GSD Material Adverse Effect since the date of the BCA that is continuing.

Termination

The BCA may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (i) by the mutual written consent of GSD and the Company; (ii) by GSD, subject to certain exceptions, if any of the representations or warranties made by the Company are not true and correct or if the Company fails to perform any of its covenants or agreements under the BCA (including an obligation to consummate the Closing) such that certain conditions to the obligations of GSD could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) August 9, 2023 (the “Termination Date”); (iii) by the Company, subject to certain exceptions, if any of the representations or warranties made by GSD are not true and correct or if GSD fails to perform any of its covenants or agreements under the BCA (including an obligation to consummate the Closing) such that the condition to the obligations of the Company could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the Termination Date; (iv) by either GSD or the Company, if the Closing does not occur on or prior to the Termination Date, unless the breach of any covenants or obligations under the BCA by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the BCA; (v) by either GSD or the Company, if (A) any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the BCA and such order or other action shall have become final and non-appealable; or (B) if the required Company or GSD stockholder consent is not obtained; (vi) by GSD, if (A) the Company does not deliver, or cause to be delivered to GSD a Transaction Support Agreement duly executed by certain Company stockholders or (B) the Company stockholders meeting has been held, has concluded, the Company stockholders have duly voted, and the Company stockholder approval was not obtained; (vii) by the Company, should GSD not have timely taken such actions as are reasonably necessary to extend the period of time for it to complete an initial business combination for an additional period of six months from February 9, 2023; provided, that it shall be the obligation of the Company to timely make the deposit into the Trust Account in connection with such extension, and the Company shall not have a right to terminate the BCA as a result of the Company’s failure to make such deposit; (ix) by GSD should the Company not deposit into the Trust Account in a timely manner the funds necessary to extend the period for GSD to complete an initial business combination for an additional period of six months from February 9, 2023, in accordance with, and as required pursuant to, the BCA; and (x) by GSD should: (A) Nasdaq not approve the initial listing application for the combined company with Nasdaq in connection with the Business Combination; (B) the combined company not have satisfied all applicable initial listing requirements of Nasdaq; or (C) the common stock of the combined company not have been approved for listing on Nasdaq prior to the Closing Date.

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In the event of the termination of this BCA, the BCA will become void (and there will be no Liability or obligation on the part of the Parties and their respective Non-Party Affiliates) with the exception of Section 5.3(a), this Section 7.2, Article VIII and Article I (to the extent related to the termination), each of which will survive such termination and remain valid and binding obligations of the Parties.

A copy of the BCA has been filed as Exhibit 2.1 hereto (the terms of which are incorporated herein by reference) and the foregoing description of the BCA is qualified in its entirety by reference thereto.

The BCA contains representations, warranties and covenants that the respective parties made to each other as of the date of the BCA or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the BCA are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. GSD does not believe that these schedules contain information that is material to an investment decision.

The Company Stockholder Transaction Support Agreement

Concurrently with, or with respect to a certain stockholder holding all of the shares of Series A Preferred Stock of the Company, within a specified time after the signing of the BCA, the “Company Stockholder” listed on Schedule I attached to the BCA (collectively, the “Supporting Company Stockholder”) shall duly execute and deliver to GSD a transaction support agreement (the “The Company Stockholder Transaction Support Agreement”), pursuant to which, among other things, such Supporting Company Stockholder will agree to, support and vote in favor of the BCA, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated thereby (including the Merger).

The foregoing description of the Company Stockholder Transaction Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Stockholder Transaction Support Agreement, a form of which is attached as Exhibit B (the terms of which are incorporated herein by reference) to the BCA.

Item 7.01	Regulation FD Disclosure.

On December 15, 2022, GSD issued a press release announcing its entry into the BCA. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Exhibits 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, GSD intends to file with the SEC the Registration Statement and will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that GSD will send to its stockholders in connection with the Business Combination. Investors and security holders of GSD are advised to read, when available, the proxy statement/prospectus in connection with GSD’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global System Dynamics, Inc., Attention: Rick Iler, Principal Executive Officer, 815 Walker St., Suite 1155, Houston, TX 77002.

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Participants in the Solicitation

GSD and its respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GSD’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of GSD’s directors and officers in GSD’s filings with the SEC, including the Registration Statement to be filed with the SEC by GSD, which will include the proxy statement for the Business Combination, and such information and names of the Company’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by GSD, which will include the proxy statement the Company for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s and GSD’s expectations with respect to the proposed business combination between the Company and GSD, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of the Company, the products and services offered by the Company and the markets in which it operates, and the projected future results of the Company. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and GSD’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between the Company and GSD may not be completed in a timely manner or at all, which may adversely affect the price of the securities of the Company and GSD, (ii) the risk that the transaction may not be completed by GSD’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the BCA by the stockholders of the Company and GSD, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against the Company or GSD following the announcement of the proposed business combination, (x) the ability to maintain the listing of GSD’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, (xiii) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the products or services of the Company, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that the Company may never achieve or sustain profitability, (xv) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of the Company, (xviii) the risk that the Company is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the Securities and Exchange Commission the Company and GSD (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and GSD assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1#	Business Combination Agreement, by, between, and among Global System Dynamics, Inc., DarkPulse, Inc., and Zilla Acquisition Corp.
99.1	Press Release of Global System Dynamics, Inc. dated December 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global System Dynamics, Inc.

Date: December 15, 2022	By:	/s/ Rick Iler
Rick Iler, Principal Executive Officer and Chief Financial Officer

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